As filed with the Securities and Exchange Commission on March 1, 2010

1933 Act File No. 333-86655
1940 Act File No. 811-09575

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 13	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 13	[ X ]
(Check appropriate box or boxes.)

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
7250 Woodmont Avenue, Suite 315
Bethesda, MD 20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-866-884-5968

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue, Suite 315
Bethesda, MD 20814
 (Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ X ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEEHAN MUTUAL FUNDS, INC.

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for the Meehan Focus Fund

Statement of Additional Information for the Meehan Focus Fund

Part C of Form N-1A

Signature Page

Exhibits

Meehan Focus Fund
(“MEFOX”)

A No Load Fund

PROSPECTUS

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Anyone who tells you otherwise is committing a crime.

Please Read and Retain This Prospectus for Future Reference

TABLE OF CONTENTS

SUMMARY OF THE MEEHAN FOCUS FUND
Investment Objective	2
Fees and Expenses of the Fund	2
Expense Example	2
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Investment Risks	5
Fund Performance	6
Adviser	6
Portfolio Managers	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION REGARDING THE FUND
What are the Fund’s Principal Investment Strategies?	7
Temporary Defensive Positions	7
Additional Information Regarding the Risks of Investing in the Fund	8
THE FUND’S INVESTMENT ADVISER
The Adviser	9
The Portfolio Managers	10
HOW TO BUY AND SELL SHARES OF THE FUND
Investing in the Fund
Determining Share Prices	10
Distribution (Rule 12b-1) Fees	11
Minimum Investment Amounts	11
Opening and Adding To Your Account	12
Purchasing Shares By Mail	12
Purchasing Shares By Wire Transfer	12
Purchases through Financial Service Organizations	13
Purchasing Shares By Automatic Investment Plan	13
Purchasing Shares By Telephone	13
Miscellaneous Purchase Information	14
How to Sell (Redeem) Your Shares
Redemption Fee	14
By Mail	15
Signature Guarantees	15
By Telephone	16
By Wire	16
Customer Identification Procedures	16
Redemption At The Option Of The Fund	16
Monitoring of Fund Purchases and Redemptions	16
DIVIDENDS AND OTHER DISTRIBUTIONS	17
TAX CONSIDERATIONS	17
DISCLOSURE OF PORTFOLIO HOLDINGS	17
DESCRIPTION OF INDEXES	18
GENERAL INFORMATION	18
FINANCIAL HIGHLIGHTS	18
FOR MORE INFORMATION	20

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SUMMARY OF THE MEEHAN FOCUS FUND

Investment Objective

The Meehan Focus Fund (“Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	NONE
Redemption Fees (as a percentage of amount redeemed, if applicable)1	2%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.25%
Acquired Fund Fees and Expenses2	0.01%
Total Annual Fund Operating Expenses	1.16%

1	The Fund charges a redemption fee for redemption of Fund shares held for less than seven days.

2
Acquired Fund Fees and Expenses are indirect fees that the Fund incurs as a result of investing in certain pooled investment vehicles, such as mutual funds.  Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of this prospectus.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$119	$370	$641	$1,417

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests in the common stocks of companies that exhibit the potential for significant growth over at least a three year period.  The Fund normally will invest at least 75% of its total assets in a focused portfolio of no more than 25 issuers, including U.S. common stocks or securities convertible into common stock.  To identify companies that have significant growth potential, the Fund’s investment adviser, Edgemoor Investment Advisors, Inc. (“Edgemoor” or “Adviser”), employs a value-oriented approach to stock selection without restriction to a company’s market capitalization.  Edgemoor seeks to identify companies that exhibit some or all of the following criteria: low price-to-earnings ratio; low price-to-book value or tangible asset value; excellent prospects for growth; strong franchise; highly qualified management; consistent free cash flow; and high returns on invested capital.

The Fund may invest up to 25% of its total assets in foreign securities or investment vehicles that provide exposure to foreign securities, such as exchange traded funds (“ETFs”) and issuer-sponsored American Depository Receipts.  The Fund will normally invest its remaining assets in cash and cash equivalents, including U.S. government debt instruments and money market funds.  The Fund generally will sell a security if its price has exceeded the Adviser's estimate of its intrinsic value.

Principal Investment Risks

An investment in the Fund entails risk.  The Fund could lose money or its performance could trail that of other investment alternatives.  It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse impact on the Fund.

Credit Risk.  The Fund could lose money if the issuer of a fixed-income security, including securities convertible into common stock, is unable to meet its financial obligations or goes bankrupt.  Credit risk typically applies to fixed-income securities, but generally is not a factor for U.S. government obligations.

Focused Portfolio Risk.  The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities.  The Fund generally will hold a core portfolio of stocks of fewer companies than a more diversified fund, and a change in the value of a single company may have a greater impact on the Fund’s NAV than such a change would have on a more diversified fund.  A non-diversified fund’s net asset values and total returns may fluctuate or fall more in times of weaker markets than a conventional diversified fund.

Foreign Securities Risk.  The Fund’s investments in foreign securities are subject to the risks of instability in currency exchange rates, political unrest, economic conditions or changes in foreign laws.

Interest Rate Risk.  Interest rate risk is the risk that the value of the Fund’s investments in fixed income securities, including securities convertible into common stock, will fall when interest rates rise.  The effect

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of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives.  Due to its active management, the Fund may underperform other mutual funds with similar objectives.

Risks of Investing in ETFs.  Investing in other investment companies and exchange- traded funds carries with it the risk that by investing in another investment company or ETF the Fund, and therefore its shareholders, indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the Fund’s own operations.

Small to Mid-Capitalization Stock Risk.  Small and mid-capitalization companies may have narrower commercial markets, less liquidity and less financial resources than large-capitalization companies.

Stock Market Risk.  The broad stock market or particular holdings of the Fund may decline in value, resulting in a loss to the Fund.

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Fund Performance

The bar chart and table below illustrate annual Fund and market benchmark returns for the periods ended December 31.  This information is intended to give you some indication of the risk of investing in the Fund by demonstrating how its returns have varied over time.  The bar chart shows the Fund’s performance from one year to another.  The table shows what the Fund’s return would equal if you average out actual performance over various lengths of time.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Meehan Focus Fund
Return Before Taxes	25.91%	1.36%	2.40%
Return After Taxes on Distributions	25.75%	1.10%	2.24%
Return After Taxes on Distributions
and Sale of Fund Shares	21.75%	1.22%	2.02%
Standard & Poor’s 500 Stock Index* (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-1.07%
Nasdaq Composite Index** (reflects no deduction for fees, expenses or taxes)	43.89%	0.84%	-5.67%

After-tax returns are calculated using the highest historical individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who

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hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

Adviser

Edgemoor Investment Advisors, Inc., (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Thomas P. Meehan has served as the portfolio manager for the Fund since its inception.  Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. have served as co-managers of the Fund since 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day by mail (Meehan Mutual Funds, Inc. c/o Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702-0759), telephone (800-933-8413) or wire transfer.  Shares also may be purchased by check or through participating financial service professionals.  The Fund accepts investments in the following minimum amounts:

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	SUBSEQUENT INVESTMENTS
Regular	$5,000	$100
IRAs	$2,000	$100

The following minimum and subsequent investment requirements apply to members of automatic investment plans:

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	SUBSEQUENT INVESTMENTS
Regular	$5,000	$100 per month minimum
IRAs	$2,000	$100 per month minimum

Tax Information

Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND

What are the Fund’s Principal Investment Strategies?

The Adviser attempts to achieve the Fund’s investment objective by:

●	investing in common stocks without restrictions regarding market capitalization;
●	normally investing at least 75% of the Fund’s total assets in U.S. common stocks or securities convertible into common stock; and
●	with respect to 75% of the Fund’s assets (valued at the time of investment), holding a focused portfolio of no more than 25 issuers.

The Adviser believes that the Fund’s investment objective is best achieved by investing in companies that exhibit the potential for significant growth over the long term. The Adviser defines long term as a time horizon of at least three years. To identify companies that have significant growth potential, the Adviser employs a value-oriented approach to stock selection.  To choose the securities in which the Fund will invest, the Adviser seeks to identify companies that exhibit some or all of the following criteria:

●	low price-to-earnings ratio (“P/E”);
●	low price-to-book value or tangible asset value;
●	excellent prospects for growth;
●	strong franchise;
●	highly qualified management;
●	consistent free cash flow; and
●	high returns on invested capital.

The Adviser seeks to purchase shares of good businesses at reasonable prices that provide a margin of safety.  Investments in securities convertible into common stock may include corporate bonds, notes and preferred stock.  Thomas P. Meehan, the Fund’s portfolio manager, has invested a major portion of his retirement assets in the Fund and is a shareholder of the Fund.

The Fund may invest up to 25% of its total assets in foreign securities.  The Fund will invest in foreign securities both directly and indirectly through other investment vehicles, including American Depository Receipts (“ADRs”) and exchange traded funds (“ETFs”).  The Fund will only invest in ADRs that are issuer sponsored.  Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. government debt instruments, other money market mutual funds, and repurchase agreements.  In addition, the Fund generally will sell a security if its price has exceeded the Adviser's estimate of its intrinsic value.

Temporary Defensive Positions. Ordinarily, the Fund’s portfolio will be invested primarily in common stocks.  However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves.  During abnormal or unusual market conditions, cash reserves may be a significant percentage of the Fund’s total net assets.  The Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds) and repurchase agreements.  During times when the Fund holds a significant portion of its net assets in cash, it will not be

7

investing according to its investment objectives, and the Fund’s performance may be negatively affected as a result.

Additional Information Regarding the Risks of Investing in the Fund

General Risks.  All investments are subject to inherent risks, and the Fund is no exception.  Accordingly, you may lose money by investing in the Fund.  Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse impact on the Fund.  When you sell your Fund shares, they may be worth more or less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors.

Credit Risk.  The Fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt.  Credit risk typically applies to fixed-income securities, but generally is not a factor for U.S. government obligations.

Focused Portfolio Risk. The Fund is classified as “non-diversified” under the federal securities laws.  This means that the Fund generally will invest a relatively high percentage of its assets in the securities of a small number of companies.  Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be.  Also, a change in the value of a single company will have a more pronounced effect on the Fund than such a change would have on a more diversified fund.

Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

●	Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
●	Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
●	Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.
●
Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.

●
Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

Government Sponsored Enterprise Risk.  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S.

8

Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the Fund might not be able to recover its investment from the U.S. Government.

Interest Rate Risk.  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk.  When interest rates go up, the market values of these previously issued instruments generally decline.  Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.  Yields of debt securities will fluctuate over time.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objectives.  Due to its active management, the Fund may underperform other mutual funds with similar objectives.

Risks of Investing in ETFs.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares.  Investments in ETFs are subject to brokerage and other trading costs as the Adviser trades in and out of the ETF, which could result in greater expenses to the Fund.  They also are subject to investment advisory and other expenses, which would be directly borne by the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Small to Medium-Cap Stock Risk.  The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion).  Because these companies are relatively small compared to large-cap companies, they may engage in business mostly within their own geographic region, be less well-known to the investment community, and/or have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  As a result, their stock prices often react more strongly to changes in the marketplace.

Stock Market Risk. The stock market tends to trade in cyclical price patterns, with prices generally rising or falling over sustained periods of time.  The Fund invests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.

THE FUND’S INVESTMENT ADVISER

The Adviser

Edgemoor Investment Advisors, Inc., 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814, serves as investment adviser to the Fund.  The Adviser is a Maryland corporation and has registered with the Securities and Exchange Commission (“SEC”) as an investment adviser.  The Adviser commenced operations in October 1999.

The Adviser’s principal business is to provide financial management and advisory services to individuals, corporations, and other institutions.  The Adviser has been the investment adviser to the Fund since its

9

commencement of operations on December 10, 1999.  The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.  Thomas P. Meehan is portfolio manager for the Fund and Paul P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund.  Mr. Thomas P. Meehan is President of the Adviser and Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors of the Adviser.  Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. also are members of the Board of Directors of the Adviser.

A discussion regarding the basis for the Board of Directors approving Edgemoor as investment adviser is available in the Fund’s semi-annual report to shareholders, dated April 30, 2009.

For its investment advisory services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.90% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.

The Portfolio Managers

Mr. Thomas P. Meehan is President of the Adviser and has served in that capacity since September 1999.  He has been portfolio manager for the Fund and President of Meehan Mutual Funds, Inc. since their inception.  In 1968, Mr. Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm.  Mr. Meehan served as President of that law firm for many years, and served on the firm’s Executive Committee from its inception through September 1999.  Mr. Meehan was a charter trustee of the firm’s pension and profit sharing plans and served as an investment manager of these plans since their inceptions in 1973 through 2000.

Messrs. Paul P. Meehan and R. Jordan Smyth, Jr., are co-managers of the Fund and have served in those capacities since January 1, 2005.  Mr. Meehan, Managing Director, joined the Adviser in August 2002 and is a member of the Adviser’s Investment Selection Committee.  Prior to joining the Adviser, Mr. Meehan was an attorney with the federal government from May 1997 through August 2002.  Mr. Smyth, Managing Director, joined the Adviser in April 2003 and is a member of the Adviser’s Investment Selection Committee.  Prior to joining the Adviser, Mr. Smyth was an investment banker with Wachovia Securities from June 1996 through February 2003.

The Fund’s statement of additional information (“SAI”) provides additional information about the compensation paid to the Fund’s portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

HOW TO BUY AND SELL SHARES OF THE FUND

INVESTING IN THE FUND

Determining Share Prices

Shares of the Fund are offered at each share’s net asset value (“NAV”).  NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding.  The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business as of the close of

10

regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.  In the event that the NYSE closes early, the share price will be determined as of the time of closing.

Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and oversight of the Board of Directors.  Securities are priced at fair value as determined by the Adviser, subject to the oversight of the Board of Directors, when: (1) reliable market quotations are not readily available; (2) the Fund’s pricing service does not provide a valuation for such securities; (3) the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or (4) the occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  In this last regard, the trading hours for most foreign securities end prior to the close of the NYSE, the time as of which the Fund’s NAV is calculated.  If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may be different from the market price of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures.  If any significant discrepancies are found, the Adviser may adjust the Fund’s fair valuation procedures.

Distribution (Rule 12b-1) Fees

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund is authorized to pay an annualized fee of up to 0.35% of the Fund’s average daily net assets to compensate certain parties for expenses incurred in the distribution of the Fund’s shares and the servicing and maintenance of existing shareholder accounts.  However, the Directors have not authorized payment of any fees pursuant to the Plan.

Because any payments under the 12b-1 Plan would be paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank.  Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

11

Opening and Adding To Your Account

You can invest in the Fund by mail, wire transfer or through participating financial service professionals.  After you have established your account and made your first purchase, you also may make subsequent purchases by telephone.  You also may invest in the Fund through an automatic payment plan.  Any questions you may have can be answered by calling the Fund at 1-866-884-5968.

Purchasing Shares By Mail

To make your initial investment in the Fund, simply complete the Account Application Form included with this Prospectus, make a check payable to Meehan Focus Fund, and mail the Form and check to:

Meehan Mutual Funds, Inc. c/o Integrity Fund Services, LLC P.O. Box 759 Minot, ND 58702-0759

To make subsequent purchases, simply make a check payable to Meehan Focus Fund and mail the check to the above-mentioned address.  Be sure to note your Fund account number on the check.

For purchases of Fund shares for retirement plans (such as 401(k) plans, IRAs) simply complete the Account Application Form included with this Prospectus, make a check payable to First Western Bank & Trust, and mail the Form and check to:

Meehan Mutual Funds, Inc. c/o First Western Bank & Trust P.O. Box 1090 Minot, ND 58702-1090

Your purchase order, if accompanied by payment, will be processed upon receipt by Integrity Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”).  If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Call 1-800-933-8413 to inform us that a wire is being sent.
2.	Obtain an account number from the Transfer Agent.
3.	Fill out and mail or fax an Account Application Form to the Transfer Agent.
4.	Ask your bank to wire funds to the account of:

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First Western Bank & Trust, ABA #: 091310440 Credit: Meehan Mutual Funds, Inc., Acct. #: 90-7884-4 Attention: Trust Department Further credit: Meehan Focus Fund Acct # [Your Account number]

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions.  The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application Form with the Transfer Agent before any of the shares purchased can be redeemed.  Either fill out and mail the Application Form included with this Prospectus, or call the Transfer Agent and they will send you an application.  You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan (“Plan”).  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund.  You can take advantage of the Plan by filling out the Automatic Investment Plan section of the Account Application Form.  You may only select this option if you have an account maintained at a domestic financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan.  The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.  For more information, call the Transfer Agent at 1-800-933-8413.

Purchasing Shares by Telephone

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call.  Your initial purchase of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the

13

day that the Transfer Agent receives payment through the Automated Clearing House, which could be as many as two days after you place your order for shares.  Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House.  Most transfers are completed within three business days of your call.  To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Fund’s Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.  However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted.  Applications will not be accepted unless they are accompanied by payment in U.S. funds.  Payment must be made by check or money order drawn on a U.S. bank, savings and loan association or credit union.  The Fund’s custodian will charge your account for any loss sustained by the Fund for any payment check returned to the custodian for insufficient funds.  The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders.  If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated as of 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time.  You may request the sale of your shares either by mail, by telephone or by wire.

Redemption Fee

A redemption fee of 2% of the value of shares sold will be imposed on Fund shares redeemed within seven calendar days of their purchase.  The redemption fee is paid to the Fund and is intended to offset the costs and market impact associated with short-term money movements.  To determine the holding period, the Fund will use a first-in, first-out method, meaning the shares in the account the longest are used to determine whether the redemption fee applies.

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By Mail

Sale requests should be mailed via U.S. mail to:

Integrity Fund Services, LLC P.O. Box 759 Minot, ND 58702-0759

Or via overnight courier service to:
Integrity Fund Services, LLC 1 North Main Street Minot, ND 58703

The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of all required documents in good order.  Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.  If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

“Good order” means that your redemption request must include:

1.	Your account number.
2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3.	The signatures of all account owners exactly as they are registered on the account.
4.	Any required signature guarantees.
5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

●	if you change the ownership on your account;
●	when you want the redemption proceeds sent to a different address than is registered on the account;
●	if the proceeds are to be made payable to someone other than the account’s owner(s);
●	any redemption transmitted by federal wire transfer to your bank; and
●	if a change of address request has been received by the Fund or the Transfer Agent within 15 days prior to the request for redemption.

In addition, signature guarantees are required for all redemptions of $100,000 or more from any Fund shareholder account.  A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.  The Adviser, in its discretion, may waive a signature guarantee requirement.

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Signature guarantees are designed to protect both you and the Fund from fraud.  To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution.  (Notaries public cannot provide signature guarantees.)  Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, “Signature Guarantee.”

By Telephone

You or the financial service professional designated on your account at your direction may redeem your shares in the Fund by calling the Transfer Agent at 1-800-933-8413 if you elected to use telephone redemption on your account application when you initially purchased shares.  Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.  You may not redeem by telephone if a change of address request has been received by the Fund or the Transfer Agent within 15 days prior to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement.  If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail.  In addition, interruptions in telephone service may mean that you will be unable to redeem shares by telephone when desired.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.

Customer Identification Procedures

The Fund is required under the USA PATRIOT Act of 2001 to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application Form, you will be required to supply your full name, date of birth, social security number or other taxpayer identification number and permanent street address (not a P.O. Box) to assist in verifying your identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

Redemption at the Option of the Fund

If the value of the shares in your account falls to less than $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and other distributions declared and unpaid at the date of redemption.  You will have thirty days after notice to bring the account up to $2,000 before any action is taken.  This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action.  The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.

Monitoring of Fund Purchases and Redemptions

The Fund is intended as an investment vehicle for long-term investors.  “Market-timing,” or frequent short-term trading into and out of the Fund in an effort to anticipate or time the market, can be disruptive to the Fund’s efficient management and have a dilutive effect on the value of the investment of long-term Fund

16

shareholders, increase transaction and other costs of the Fund and increase taxes, all of which could reduce the return to Fund shareholders.  The Board has adopted policies to deter “market timing” or frequent short-term trading into and out of the Fund.  The Fund seeks to deter market timing activity by imposing a 2% redemption fee on Fund shares redeemed within seven calendar days of purchase and by monitoring purchases and redemptions of Fund shares.  While the Fund monitors purchases and redemptions of Fund shares, there is no guarantee that it will be able to detect or prevent all instances of market timing.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays dividends at least annually from its net investment income, which consists of dividends it receives on the stocks it holds, as well as interest accrued on any obligations that it might hold in its portfolio.  The Fund realizes capital gains when it sells a security for more than it paid for it.  The Fund generally makes distributions of its net realized capital gains once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund.  You may change the manner in which your distributions are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on its capital gains and net investment income that it currently distributes to its shareholders.

Fund dividends from net investment income and the excess of net short-term capital gains over net long-term capital loss are generally taxable to you as ordinary income. However, the Fund’s dividends attributable to its “qualified dividend income” are subject to a maximum federal income tax rate of 15% for shareholders who are individuals and satisfy certain holding period and other restrictions regarding their Fund shares.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, regardless of the length of time you have held your Fund shares, and are subject to a 15% maximum federal income tax rate for individual shareholders.  Distributions are taxable to you whether you receive them in cash or reinvest them in Fund shares.  You will be advised annually of the source and status of distributions for federal income tax purposes.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss generally will be recognized.  Any such gain an individual shareholder recognizes on the redemption of Fund shares held for more than one year will qualify for the 15% maximum federal income tax rate.

This is only a summary of some of the important federal income tax considerations that may affect Fund shareholders.  You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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DESCRIPTION OF INDEXES

The Standard & Poor’s 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  Index performance does not include transaction costs, taxes, or other fees, which will affect actual performance.

The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.  Index performance does not include transaction costs, taxes, or other fees, which will affect actual performance.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance.  The Fund may also, from time to time, compare its performance to one or more appropriate indices.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of the shares of the Fund outstanding for the periods indicated.  Certain information reflects financial results for a single share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Brady, Martz & Associates, P.C. whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

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MEEHAN FOCUS FUND

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net Asset Value, Beginning of Period	$12.34	$17.93	$16.14	$14.50	$13.55

Investment Operations:
Net investment income (loss)	0.12	0.12	0.04	(0.01)	0.01
Net realized and unrealized gain
(loss) on investments	0.94	(5.59)	2.72	1.91	0.95
Total income (loss) from investment operations	1.06	(5.47)	2.76	1.90	0.96

Distributions:
From Capital Gains	-	-	(0.93)	(0.26)	-
From net investment income	(0.12)	(0.12)	(0.04)	-	(0.01)
Total distributions	(0.12)	(0.12)	(0.97)	(0.26))	(0.01)

Net Asset Value, End of Period	$13.28	$12.34	$17.93	$16.14	$14.50

Total Return	8.58%	-30.55%	17.10%	13.01%	7.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$31,221	$28,517	$40,231	$34,414	$30,070
Ratio of expenses to average net assets	1.14%	1.15%	1.36%	1.41%	1.50%
Ratio of net investment income
to average net assets	1.00%	0.72%	0.23%	0.05%	0.05%
Portfolio turnover rate	30.28%	35.92%	19.48%	23.99%	29.96%

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FOR MORE INFORMATION

More information about the Fund is available free upon request, including the following:

Annual/Semi-Annual Reports.  Provide additional information about the Fund’s investments and contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI).  Provides more detailed information on all aspects of the Fund.  A current SAI, dated March 1, 2010, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus.

The Fund’s annual and semi-annual reports and SAI are available from the Fund’s website at www.meehanfocusfund.com.

To receive information concerning the Fund, or to request a copy of the annual or semi-annual reports, SAI or other documents relating to the Fund, please contact the Fund at:

Meehan Mutual Funds, Inc. c/o Edgemoor Investment Advisors, Inc. 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814 1-866-884-5968 www.meehanfocusfund.com

A copy of your requested document(s) will be sent to you within three days of your request.

You also may receive information concerning the Fund, or request a copy of the annual/semi-annual reports, SAI or other documents relating to the Fund (duplicating fee required), by contacting the SEC:

In Person -- at the SEC’s Public Reference Room, located at 100 F St., NE in Washington, DC, where you can review and copy information concerning the Fund

By Phone -- 1-202-551-8090

By Mail -- Public Reference Section, Securities & Exchange Commission, Washington, DC  20549

By Electronic Request at the following E-mail address -- publicinfo@sec.gov

On the EDGAR Database on the SEC’s Internet site -- www.sec.gov

Investment Company Act No. 811-9575

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STATEMENT OF ADDITIONAL INFORMATION
MEEHAN FOCUS FUND

MEEHAN MUTUAL FUNDS, INC.
7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814
1-866-884-5968

This Statement of Additional Information (“SAI”), dated March 1, 2010, should be read in conjunction with the Prospectus of the Meehan Focus Fund (“Fund”), the single series of Meehan Mutual Funds, Inc., also dated March 1, 2010.

This SAI is not a prospectus itself.  This SAI is incorporated by reference into the Fund’s Prospectus; in other words, this SAI is legally part of the Fund’s Prospectus.

The financial statements for the Fund for the fiscal year ended October 31, 2009 are herein incorporated by reference to its Annual Report to Shareholders dated October 31, 2009.  You may obtain a copy of the Prospectus and of the Fund’s Annual and Semi-Annual Reports to Shareholders, free of charge, by writing to Meehan Mutual Funds, Inc. c/o Edgemoor Investment Advisors, Inc., 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814 or by calling 1-866-884-5968.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus.  This section provides a detailed description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

The Fund is a non-diversified fund, meaning that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund.   The Fund normally will invest at least 85% of total assets in common stock of U.S. companies and in foreign securities either directly or indirectly through American Depository Receipts (“ADRs”) of foreign companies or exchange traded funds (“ETFs”).  The Fund normally will hold a focused portfolio with 25 stocks representing at least 75% of the portfolio.  The Fund may also invest in a variety of other securities.  The types of securities in which the Fund may ordinarily invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

Common Stocks.  The Fund will ordinarily invest at least 75% of its total assets in U.S. common stocks or securities convertible into common stock.  The Fund’s investment in common stocks is a principal investment strategy.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements.  Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.  For purposes of the Fund’s 75% minimum investment in common stocks, shares of real estate investment trusts (“REITs”) are considered to be common stock, although the Fund’s investment in REITs is not a principal investment strategy of the Fund.

Real Estate Investment Trusts. The Fund may invest in REITs.  Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s earnings and profits, resulting in the excess portion of such distributions being designated as a return of capital.  The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders, and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.  The Fund will not invest more than 20% of its assets in REITs.

Foreign Securities. The Fund may invest up to 25% of its total net assets in the common stock of foreign issuers.  The Fund may invest directly in foreign securities or indirectly in the form of ADRs or through ETFs.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company, because foreign companies are not subject to the regulatory requirements of U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.   Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

ADRs. The Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  The Fund will only invest in ADRs that are issuer sponsored.

ETFs.  The Fund also may invest in ETFs.  ETFs are investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as management investment companies. ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at the net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day.  The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund’s total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Preferred Stock.  The Fund may invest in preferred stock.  Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets.  Dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer’s creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Convertible Securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.

Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Adviser anticipates such stock will provide the Fund with opportunities which are consistent with the Fund’s investment objectives and policies.  The Adviser employs no minimum quality or rating criteria with respect to the Fund’s investments in convertible securities, and does not intend to invest more than 5% of the Fund’s assets in convertible securities.

U.S. Government Sponsored Enterprises (“GSE”).  GSE securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. Government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. Government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.

On September 7, 2008, Fannie Mae© and Freddie Mac© were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac’s© assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition.  Under the conservatorship, the management of Fannie Mae© and Freddie Mac© was replaced.  Additionally, the U.S. Treasury reported that Fannie Mae© and Freddie Mac© are expected to gradually reduce their mortgage-backed security portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA have established the Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury received senior preferred equity shares and warrants to ensure that Fannie Mae© and Freddie Mac© maintained a positive net worth.  Fannie Mae© and Freddie Mac’s© common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury established a new secured lending credit facility for Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Third, the U.S. Treasury initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability.  No assurance can be given that the initiatives disclosed above will be successful or will continue.

U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Money Market Mutual Funds.  The Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Repurchase Agreements.  The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price.  The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

Repurchase Agreement Risk - A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens the Fund can lose money because:  (i)  it may not be able to sell the securities at the agreed-upon time and price; and (ii)  the securities may lose value before they can be sold.

Cash Reserves. The Fund may hold a significant portion of its net assets in cash, either to maintain liquidity or for temporary defensive purposes.

Restricted and Illiquid Securities.  The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended.

Restricted and illiquid securities are valued in such manner as the Fund’s Board of Directors (“Board”) in good faith deems appropriate to reflect the fair market value of such securities.

Special Situations.  The Fund intends to invest in special situations from time to time.  A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.  Such developments and situations include, but are not limited to:  liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing.  To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

When-Issued Securities and Delayed-Delivery Transactions.  The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Master-Feeder Option. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Board, the Fund’s shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

Portfolio Turnover.  The Fund’s portfolio turnover rates for the three fiscal years ended October 31, 2007, 2008, and 2009 were 19.48%, 35.92%, and 30.28% respectively.  The Fund will generally purchase and sell securities without regard to the length of time the security has been held.  The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions.  However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized capital gains the Fund distributes to them.  Distributions to shareholders of those gains, to the extent they consist of short-term capital gains, will be taxable as ordinary income for federal income tax purposes.  See “Tax Considerations” in the Fund’s Prospectus.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The Fund will not:

1.	With respect to 75% of its assets (valued at time of investment), normally invest in more than 25 issuers.
2.	Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
3.	Invest 25% or more of its total assets (valued at time of investment) in securities of companies in any one industry.
4.	Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Fund’s assets at the time of borrowing.
5.	Underwrite the distribution of securities of other issuers.
6.	Invest in companies for the purpose of management or the exercise of control.
7.	Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities).
8.	Issue senior securities.
9.	Invest in commodities, futures contracts or options contracts.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval:

The Fund may not:

1.	Make margin purchases.
2.	Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.
3.
Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

4.	Invest more than 15% of its net assets in securities that are not readily marketable.
5.
Acquire securities of other investment companies except as permitted by the 1940 Act.  In relevant part, the 1940 Act generally allows an investment company such as the Fund to acquire up to 3% of the total outstanding securities of another investment company.

6.	Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets.

INVESTMENT ADVISER

Information on the Fund’s investment adviser, Edgemoor Investment Advisors, Inc. (the “Adviser”), is set forth in the Prospectus.  This section contains additional information concerning the Adviser.

The Adviser is organized as a Maryland corporation and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).  The Adviser’s principal business is to provide financial management services to individuals, corporations, and other institutions throughout the United States.

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated November 30, 1999.  Thomas P. Meehan is portfolio manager for the Fund and Paul P. Meehan and R. Jordan Smyth, Jr. are co-managers for the Fund.  As officers of the Adviser, Mr. Thomas P. Meehan is President and Messrs. Paul P. Meehan and R. Jordan Smyth, Jr. are Managing Directors.  Messrs. Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. are also members of the Board of Directors of the Adviser.

Information Concerning Accounts Managed by Portfolio Managers

The following information regarding the portfolio managers of the Fund has been provided by the Adviser.

Portfolio Managers of the Fund.  As of October 31, 2009, the portfolio managers did not service any other registered investment companies and pooled investment vehicles and no client paid the Adviser a performance-based management fee.  As of October 31, 2009, the portfolio managers serviced 181 other accounts with a total value of $239,784,365.

Conflicts of Interest for Portfolio Managers.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and one or more other accounts.  More specifically, portfolio managers who manage the Fund and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of other accounts and the Fund.  Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs.  Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients.  The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows.

The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts (see "Portfolio Transactions”).

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order.  However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund.   To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions (see "Portfolio Transactions").

Finally, the appearance of a conflict of interest may arise where there is an incentive which relates to the management of certain but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Information Concerning Compensation of Portfolio Managers

The portfolio manager and co-managers are paid fixed cash salaries by the Adviser.

Portfolio Manager Ownership in the Fund

As of October 31, 2009, each portfolio manager beneficially owned shares of each Fund as summarized in the following table:

Dollar Range of Beneficial Ownership in Portfolio
Manager	Funds as of October 31, 2009
-----------------------	--------------------------------------------------
Thomas P Meehan	over $1,000,001
Paul P. Meehan	$100,001-$500,000
R. Jordan Smyth, Jr.	$100,001-$500,000

The Investment Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold, and held, and makes changes on behalf of the Company in the investments of the Fund.  At all times the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement was approved by the Board (including all of the Directors who are not “interested persons” of the Fund, as defined under the 1940 Act) and by the shareholders of the Fund in compliance with the 1940 Act.  The Agreement provides that it will be in force for an initial two-year period and, in order to continue to be in effect thereafter, it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Directors who are not “interested persons” of the Adviser or the Fund, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.

For its investment advisory services to the Fund, the Fund pays the Adviser, on the last day of each month, an annualized fee equal to 0.90% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the four fiscal years ended October 31, 2006, 2007, 2008 and 2009, the Fund paid the Adviser advisory fees of $321,977, $383,983, $340,354, and $245,979, respectively.

The Operating Services Agreement

The Fund has also entered into an Operating Services Agreement with the Adviser (“Services Agreement”).  Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.	accounting
2.	administrative
3.	legal (except litigation)
4.	dividend disbursing and transfer agent
5.	registrar
6.	custodial
7.	fund share distribution
8.	shareholder reporting
9.	sub-accounting, and
10.	recordkeeping services

Beginning November 1, 2007, for its services to the Fund under the Services Agreement, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 0.25% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  Prior to November 1, 2007, the fee was 0.35%.  For the four fiscal years ended October 31, 2006, 2007, 2008 and 2009, the Fund paid the Adviser operational fees of $131,315, $135,854, $94,543, and $68,328 respectively.

Under the Services Agreement, the Adviser may, with the Fund’s permission, employ third parties to assist it in performing the various services required of the Fund.  The Adviser is responsible for compensating such parties.

The effect of the Advisory Agreement and the Services Agreement together is to place a “cap” on the Fund’s normal operating expenses at 1.15%.  The only other expenses which may be incurred by the Fund are brokerage fees, taxes, legal fees relating to Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

DIRECTORS AND OFFICERS

The Board has overall responsibility for conduct of the Fund’s business affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Fund and the supervision and review of the Board.  The following is a list of the Fund’s directors and officers with their addresses, principal occupations and present positions, including any affiliation with the Adviser or the Distributor, length of service to the Fund, and the position, if any, on other boards of trustees/directors.  The Directors oversee one investment portfolio, the Fund, which is the single series of the Company.

Name	Position, Term of Office and Length of Time Served	Principal Occupation during Last Five Years	Other Directorships
Interested Director:	Term: Lifetime of Fund until removal by shareholders, resignation or retirement
Thomas P. Meehan* (DoB 1940) Suite 315 7250 Woodmont Avenue Bethesda, MD 20814	President and Director since 1999
President, Edgemoor Investment Advisors, Inc. (formerly Edgemoor Capital Management, Inc.) (registered investment adviser), October 1999 to present.  President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm, 1993 to September 1999.  Trustee, Sherman, Meehan Curtin & Ain, P.C.  Pension and Profit Sharing Plans, 1973 to 1999.

None

Disinterested Directors:	Term: Lifetime of Fund until removal by shareholders, resignation or retirement
Andrew Ferrentino (DoB 1940) c/o Meehan Mutual Funds, Inc. Suite 315 7250 Woodmont Avenue Bethesda, MD 20814	Director since 1999	Private consultant in the computer software industry, January 1999 to present. President, Template Software, Inc., 1982 to December 1998.	Member, Board of Directors Template Software, Inc., 1997 to 1999.
Peter R. Sherman (DoB 1939) c/o Meehan Mutual Funds, Inc. Suite 315 7250 Woodmont Avenue Bethesda, MD 20814	Director since 2003
Adjunct Professor of Law, American University Washington College of Law, 1992 to present.  Counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May 2003 to June 2005.  Co-founder, principal and counsel to Sherman, Meehan, Curtin & Ain, P.C. through April 2003.

None

Officers:	Term: One Year
Paul P. Meehan (DoB 1963) Suite 315 7250 Woodmont Avenue Bethesda, MD 20814	Vice President and Treasurer since 2002; Chief Compliance Officer since September 2005.
Managing Director, Edgemoor Investment Advisors, Inc. (formerly Edgemoor Capital Management, Inc.), January 2006 to present; Chief Compliance Officer, Edgemoor Investment Advisors, Inc., September 2005 to present; Director, Edgemoor Investment Advisors Inc., January 2005 to December 2005; Vice President, Edgemoor Investment Advisors, Inc., December 2002 to December 2004.   Attorney, United States Environmental Protection Agency, 1997 to 2002.
None

R. Jordan Smyth, Jr. (DoB 1965) Suite 315 7250 Woodmont Avenue Bethesda, MD 20814	Vice President and Secretary since November 2005.
Managing Director, Edgemoor Investment Advisors, Inc. (formerly Edgemoor Capital Management, Inc.), 2005 to present; Director, Edgemoor Investment Advisors, Inc., April 2003 to December 2004. Director, Wachovia Securities, 1996 to 2003.
Board Member, North Carolina Outward Bound School, 2002 to present.
____________________________
* Mr. Meehan is an “interested person” of the Fund as that term is defined by the 1940 Act.  Mr. Meehan is affiliated with the Adviser.

The Fund has an Audit Committee, consisting of Messrs. Ferrentino and Sherman.  The members of the Audit Committee are not “interested” persons of the Company (as defined in the 1940 Act).  The primary responsibilities of the Company’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Fund’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met twice during the last fiscal year.

The following table shows the amount of equity securities in the Fund owned by the Directors as of the calendar year ended December 31, 2009:

Dollar Range of Equity Securities Owned:	Interested Director:	Disinterested Directors:
	Thomas P. Meehan	Andrew Ferrentino	Peter R. Sherman
Aggregate Dollar Range of Equity Securities in Meehan Mutual Funds, Inc.*	Over $100,000	Over $100,000	Over $100,000
*The Fund is currently the only series of Meehan Mutual Funds, Inc.

As of January 31, 2010, the directors and officers as a group owned 28.6% of the Fund.

Pursuant to its obligations to the Fund under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Fund’s independent Directors during each fiscal year.  In the 2009 fiscal year, each of the Fund’s independent Directors was paid a total of $5,000 by the Adviser for their service on the Board.

Control Persons and Shareholders Owning in Excess of 5% of Fund Shares

As of January 31, 2010, the following shareholders owned of record, or beneficially, five percent or more of the outstanding shares of the Fund:

Thomas P. Meehan and Marren W. Meehan – 21.5%
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814

Curtin Law Roberson Dunigan & Salans, P.C. (D.C.) – 6.5%
Profit Sharing Plan
1900 M Street, NW
Suite 600
Washington, DC  20036

Timothy C. Coughlin and Laura P. Coughlin – 5.6%
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund’s shares will be made at net asset value (“NAV”).  The Fund’s NAV is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading.  For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.  Redemptions of Fund shares held for less than seven days are subject to a 2% redemption fee (as a percentage of the amount redeemed).

The Fund is open for business on each day that the NYSE is open.  The Fund’s share price or NAV is normally determined as of 4:00 p.m., Eastern time.  The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.  Since the Fund generally does not charge a sales fee, the NAV is the offering price for shares of the Fund.

ADDITIONAL TAX INFORMATION

The tax information set forth in the Prospectus and the information in this section relate solely to federal income tax law.  Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders.  Fund shareholders should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

The Fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on its net capital and foreign currency gains and net investment income that it currently distributes to its shareholders.  To qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or from other income derived with respect to its business of investing in securities or such currencies, and must satisfy certain diversification requirements.  A portion of the Fund’s dividends derived from U.S. Government obligations may be exempt from state and local taxation.

If the Fund qualifies as a RIC and distributes at least 90% of the sum of its net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions (“Distribution Requirement”), it will not be subject to federal income tax on the distributed income and gains.  If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (taxable as ordinary income, except the part thereof that is “qualified dividend income”) to the extent of the Fund’s earnings and profits.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If a shareholder purchases shares shortly before the record date for a distribution, the shareholder will, in effect, receive a return of a portion of his or her investment, but the distribution will be taxable to him or her even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a shareholder fails to furnish his or her social security or other taxpayer identification number or to certify properly that it is correct, the Fund is required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends, capital gain distributions, and redemption payments to him or her.  Dividend and capital gain distributions also will be subject to backup withholding if the shareholder fails to certify properly that he or she is not otherwise subject thereto.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, distributions declared in December and made payable to shareholders of record in that month will be deemed to have been received on December 31st if the Fund pays them during the following January.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain income dividends the Fund pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain.  This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her Fund shares and the dividends are attributable to “qualified dividend income” (“QDI”) the Fund receives.  For this purpose, QDI means dividends the Fund receives from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid.  These special rules generally apply to taxable years beginning before January 1, 2011.  Thereafter, the Fund’s dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations.  However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Because the Fund may earn income that is not QDI, such as interest, payments in lieu of dividends on securities loans, non-qualifying dividends (including most distributions from REITs), and net short-term capital gains, the percentage of Fund dividends that will qualify as QDI or for the dividends-received deduction generally will be less than 100%.  The Fund will notify shareholders annually of the percentage of Fund dividends that do so qualify.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years thereunder.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided.  The Fund may pay more than the lowest available commission in return for brokerage and research services.  Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness.  The Adviser may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services.  In other words, the Fund’s brokerage may be used to pay for a research service that is used in managing another client of the Adviser.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally does not pay commissions.  However, the price paid for the security may include an undisclosed commission or “mark-up” or selling concessions.  The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the Adviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block.

If an aggregated trade is not completely filled, then the Adviser typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size.  Exceptions are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the funds or accounts involved.  For the three fiscal years ended October 31, 2007, 2008, and 2009, the Fund paid aggregate brokerage commissions of $4,097.32, $10,655.50, and $10,127.40 respectively.

Codes of Ethics

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, the Adviser and the Distributor have adopted Codes of Ethics (“Codes”) restricting personal securities trading by the Fund’s Portfolio Managers.  These Codes are on file with the SEC.  While the Codes permit personal transactions by the Portfolio Managers in securities held or to be acquired by the Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

PORTFOLIO HOLDINGS INFORMATION

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board of Directors.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the quarterly holdings reports on Form N-Q and in the Annual Report and Semi-Annual Report to Fund shareholders. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics.  The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient agrees to keep the information confidential, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

In addition, the Fund’s service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Adviser, or employees of the Fund, receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Fund has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Policies are attached as Appendix A.

More Information  The actual voting records relating to portfolio securities during the most 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-866-884-5968, or by accessing the SEC’s website at www.sec.gov.

CUSTODIAN

First Western Bank & Trust, P.O. Box 1090, Minot, ND  58702 (“First Western”), acts as custodian for the Fund.  As such, First Western holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.  First Western does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Integrity Fund Services, LLC, 1 North Main Street, Minot, ND 58703 (“Integrity”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund and the Adviser.  As such, Integrity is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable regulations.  For the services to be rendered as transfer agent, the Adviser pays Integrity an annual fee, paid monthly, of $15.00 per account, with a minimum fee of $550 per month.

ADMINISTRATION

Integrity also acts as administrator to the Fund pursuant to a written agreement with the Fund and the Adviser.  Integrity supervises all aspects of the operations of the Fund except those performed by the Adviser under the Advisory Agreement and Services Agreement.  As such, Integrity is responsible for calculating the Fund’s NAV, preparing and maintaining books and accounts as required by the 1940 Act, assisting in the preparation of the Fund’s tax returns, providing information for the preparation of the Fund’s annual and semi-annual reports, and providing certain other services to the Fund.  For the services to be rendered as fund administrator, the Adviser pays Integrity a fee at the rate of 0.05% of net assets on an annual basis payable monthly with a maximum fee of $1,100.00 per month plus certain out-of-pocket expenses.

DISTRIBUTOR

Integrity Fund Distributors, LLC (“Distributor”), 1 North Main Street, Minot, ND  58703, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund and the Adviser (“Distribution Agreement”).  As such, the Distributor assists in the sale of shares and receives purchase orders.  For providing underwriting services to the Fund, the Distributor is paid an annual fee of $5,500 by the Adviser.  Pursuant to the Distribution Agreement, the Distributor facilitates the registration of the Fund’s shares under state securities laws and assists in the sale of shares.  For the fiscal year ended October 31, 2009, the Adviser paid the Distributor fees of $5,829.96.

The Adviser shall bear the expense of all filing or registration fees incurred in connection with the registration of the Fund’s shares under state securities laws.

LEGAL COUNSEL

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Company.

INDEPENDENT AUDITORS

Brady, Martz & Associates, P.C., 24 West Central, Minot, ND 58702 serves as the Fund’s independent auditor. The Financial Statements of the Fund for the five fiscal years ended October 31, 2009, have been audited by Brady Martz and are incorporated by reference herein with reliance upon the report of said firm of auditors, which is given upon their authority as experts in accounting and auditing.

DISTRIBUTION PLAN

As noted in the Fund’s Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) whereby the Fund is authorized to pay a fee of up to 0.35% per annum of the Fund’s average daily net assets to the Adviser and others to compensate them for certain expenses incurred in the distribution of the Fund’s shares and the servicing or maintaining of existing Fund shareholder accounts.  The fees may be paid on a monthly basis, in arrears.

Although the Plan has been adopted by the Board, the Board has not yet implemented the Plan. The Board will implement the Plan when and if circumstances so warrant.

GENERAL INFORMATION

Meehan Mutual Funds, Inc., (the “Company”) an open-end management investment company, was organized on September 3, 1999 and is incorporated in Maryland.  The Fund is a non-diversified series of the Company.  The affairs of the Company are managed by its Board of Directors.  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.

The Company’s Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to one vote per full share, to such distributions as may be declared by the Company’s Board of Directors out of funds legally available, and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

Pursuant to Maryland law, under which the Company is incorporated, and the Company’s Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940.  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

Meehan Mutual Funds, Inc.

The Meehan Mutual Funds, Inc. (the “Fund”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by the Fund.

1.           Delegation.  The Board of Directors of the Fund (the “Board”) has delegated to Edgemoor Investment Advisors, Inc. (“Edgemoor”), as manager of the Fund, the responsibility for voting proxies relating to portfolio securities held by the Fund as a part of the investment advisory services.  All such proxy voting responsibilities shall be subject to the Board’s continuing oversight.  Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities, as it may deem appropriate.

2.           Fiduciary Duty.  Edgemoor is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders.  Every reasonable effort should be made to vote proxies.  However, Edgemoor is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to the Fund and its shareholders.

3.           Conflicts of Interest.  The proxy voting guidelines of Edgemoor shall address the procedures it would follow with respect to conflicts of interest.  Edgemoor shall report any conflicts to the Board on a quarterly basis, including the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.           Reports.  Edgemoor shall provide a quarterly report to the Board regarding its records of each proxy voted for the Fund during the quarter, including any conflict of interest information required by Section 3.  Such report shall include the information required by Form N-PX for each proxy voted.  In addition, Edgemoor shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

5.           Review of Policies and Procedures.  Edgemoor shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.  Any such material change shall not apply to proxies voted for the Fund unless and until the Board approves such change.

6.           Role of the Board.  The Board shall oversee the proxy voting process and periodically review the Fund’s proxy voting policies and procedures.  The Board shall be assisted in this process by their independent legal counsel and Edgemoor.

Dated:  October 1, 2003

A-1

MEEHAN MUTUAL FUNDS, INC.

PART C.  OTHER INFORMATION

Item 23.                                Exhibits

(a)	(i)	Articles of Incorporation 1
	(ii)	Amended and Restated Articles of Incorporation3
(b)		By-laws 1
(c)		Shareholders' rights are contained in Articles Eight and Fourteen of the Registrant’s Articles of Incorporation and Articles II, VII and XIV of the Registrant’s By-laws
(d)		Investment Advisory Agreement between Registrant and Edgemoor Investment Advisors, Inc. (“Edgemoor”) 6
(e)		Form of Distribution Agreement between Registrant and Integrity Funds Distributors, Inc. (“Integrity”) 8
(f)		Bonus, profit sharing or pension plans - none
(g)		Custodian Agreement 1
(h)	(i)	Operating Services Agreement 6
	(ii)	Form of Investment Company Services Agreement with Integrity Fund Services, Inc. 8
(i)		Opinion and consent of counsel – filed herewith
(j)		Consent of Independent Registered Certified Public Accounting Firm – filed herewith
(k)		Financial statements omitted from prospectus – none
(l)		Initial Capital Agreements - Not applicable
(m)		Distribution Plan 5
(n)		Multiple Class Plan pursuant to Rule 18f-3 - none
(p)	(i)	Code of Ethics for Edgemoor 2

_________________________

1	Incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, SEC File No. 333-86655, filed previously on September 7, 1999.
2	Incorporated by reference from Post-Effective Amendment No. 1 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on March 19, 2001.
3	Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 14, 2002.
4	Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 28, 2003.
5	Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on December 28, 2004.
6	Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 29, 2008.
7	Incorporated by reference from Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on February 27, 2009.
8	Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement of the Trust, SEC File No. 811-09575, filed previously on December 31, 2009.

Item 24.	Persons Controlled by or under Common Control with Registrant

None.

Item 25.	Indemnification

(a) GENERAL. The Articles of Incorporation (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) DISABLING CONDUCT. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) STANDARD OF CONDUCT. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) REQUIRED INDEMNIFICATION. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) ADVANCE PAYMENT. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) INSURANCE. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

Item 26.	I.	Business and Other Connections of Investment Adviser
Mr. Meehan was a founding partner of Sherman, Meehan, Curtin & Ain, a Washington, D.C. law firm. Mr. Meehan served as President of his law firm for many years, had served on the firm's Executive Committee since the firm's inception and had been responsible for the financial management of the firm. Mr. Meehan was a charter trustee of the firm's pension and profit sharing plans and had served as the investment manager of these plans since their inceptions in 1973 through 2000.

Item 27.	Principal Underwriter
(a)           Integrity Funds Distributor, Inc., 1 Main Street North, Minot, ND (“IFD”), acts as principal underwriter for the Fund.  IFD is a registered broker-dealer.  Pursuant to its agreement with the Fund, IFD offers shares of the Fund to the public on a continuous basis.  IFD is not obligated to sell any fixed number of shares, but only to sell shares to fill orders as received by IFD.  Neither IFD nor any person affiliated with IFD is an affiliated person of the Fund.

(b)           The directors and officers of the Registrant’s principal underwriter are:

Name	Positions & Offices with Underwriter	Position with Registrant
Laura K. Anderson	President and Director	None
Peter A. Quist	Vice President, Secretary and Director	None
John Carlson	Treasurer	None

The business address for each of the above directors and officers is 1 Main Street North, Minot, North Dakota 58701.

(c)           Not applicable.

Item 28.	Location of Accounts and Records

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814.  The Fund's accounting and transfer agency records are maintained at Integrity Fund Services, Inc., 1 Main Street North, Minot, ND.

Item 29.	Management Services
None.

Item 30.	Undertakings
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and the State of Maryland, on March 1, 2010.

MEEHAN MUTUAL FUNDS, INC.

By:	/s/ Thomas P. Meehan
Thomas P. Meehan, President,
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Thomas P. Meehan Thomas P. Meehan	President and Director	March 1, 2010
/s/ Andrew Ferrentino Andrew Ferrentino	Director	March 1, 2010
/s/ Peter R. Sherman Peter R. Sherman	Director	March 1, 2010
/s/ Paul P. Meehan Paul P. Meehan	Treasurer	March 1, 2010

EXHIBIT INDEX

Exhibit	Description
EX-99.i	Opinion and consent of counsel
EX-99.j	Consent of Independent Registered Certified Public Accounting Firm